                                                                   EXHIBIT 10.18

                      DIRECTORS' ACHIEVEMENT AWARD PROGRAM



                         Adopted as of December 6, 1994

                                   ARTICLE I
                                  DEFINITIONS


Sec. 1.1  DEFINITIONS
          -----------
     As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly, indicates to the contrary:


     (a)  "Awards" shall mean amounts awarded pursuant to Article V hereof.


     (b)  "Board" shall mean the Board of Directors of the Company.


     (c) "Change of Control" of the Company shall be deemed to have occurred if, (i) a third person, including a 'group' as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, acquires shares of the Company having twenty-five percent or more of the total number of votes that may be cast for the election of directors of the Company; or (ii) as the result of any cash tender or exchange offer, merger or other business combination, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

     (d) "Committee" shall mean the Organization and Compensation Committee of the Board.


     (e)  "Company" shall mean Fluor Corporation.


     (f) "Eligible Employee" shall mean an employee who is a member of the Company's leadership team as determined from time to time by the Chief Executive Officer of the Company.


     (g) "Grantee" shall mean an Eligible Employee to whom Awards have been granted hereunder.


     (h)  "Incentive Plan" shall mean the Fluor Special Executive Incentive
          Plan.


     (i) "Plan" shall mean the Directors' Achievement Award Program, the terms of which are set forth herein.


     (j) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

     (k) "Stock Plan" shall mean the 1988 Executive Stock Plan and any successor stock plan which is adopted by the Board and approved by a vote of the shareholders of the Company.

                                   ARTICLE II
                                    THE PLAN
Sec. 2.1  NAME
          ----
     This plan shall be known as the "Directors' Achievement Award Program".


Sec. 2.2  PURPOSE
          -------

     The purpose of the Plan is to advance the interests of the Company and its shareholders by providing Eligible Employees who can directly and significantly influence the profits of the Company and therefore the market value of its Stock with a form of cash incentive compensation ("Awards") which becomes payable upon the attainment of specified performance objectives. As part of the program, Eligible Employees may also be granted shares of restricted stock under the Stock Plan, related restricted units under the Incentive Plan, and stock options under the Stock Plan, all on such terms and conditions as the Committee shall determine.


Sec. 2.3  EFFECTIVE DATE AND DURATION
          ---------------------------
     The Plan shall become effective as of December 6, 1994. The Awards granted hereunder must be awarded on or before October 31, 2000.

                                  ARTICLE III
                                  PARTICIPANTS
Sec. 3.1  ELIGIBILITY
          -----------

     Any Eligible Employee of the Company or its Subsidiaries shall be eligible to participate in the Plan; provided, however, that no member of the Committee shall be eligible to participate.


                                   ARTICLE IV
                                 ADMINISTRATION


Sec. 4.1  DUTIES AND POWERS OF COMMITTEE
          ------------------------------

     The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among Eligible Employees those to whom and the time or times at which Awards may be granted, the amount of such Awards and the terms and conditions upon which such Awards shall become earned and payable. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in the administration of the Plan.


Sec. 4.2  MAJORITY RULE
          -------------

     A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.


Sec. 4.3  COMPANY ASSISTANCE
          ------------------

     The Company shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as
the Committee may require.    The Company shall furnish the Committee with such
clerical  and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V
                                     AWARDS


Sec. 5.1  AWARD GRANT AND AGREEMENT
          -------------------------

     Each Award to be made hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Agreement dated as of the date of grant and executed by the Company and the Grantee which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.


Sec. 5.2  DETERMINATION OF  AWARDS
          ------------------------
     In advance of the granting each  Award hereunder the Committee shall:

     (a) Establish the specific earnings level or levels (which may be characterized either in terms of net earnings or earnings excluding certain items such as interest, taxes, depreciation or amortization) which must be attained within a specified period in order for such Award (or portion thereof) to become earned by the Grantee and payable by the Company; and


     (b) Establish a graded series of Award levels which shall designate the amount to be paid to Grantees at each such level if the earnings level is achieved during the specified period, and assign an Award grade level for each Grantee. If the earnings level is not achieved during the specified period, no Award will be payable to the Grantee. In the event of a reduction in a Grantee's responsibilities subsequent to the grant of an Award, the Committee shall have sole discretion and authority at any time prior to the earning of the Award to reduce such Grantee's assigned Award grade level or to discontinue such Grantee's further participation in such Award. In the event of any such reduction or discontinuance, the amount of the Eligible Employee's Award shall be adjusted proportionately based on the number of months during the specified period that the Eligible Employee is assigned by the Committee to each of the various Award Levels, and to reflect the portion of the specified period that the Grantee's participation in the Award has been discontinued. The maximum amount of any Award shall be $2,500,000.

Sec. 5.3  EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT
          --------------------------------------------------

     Except as otherwise established by the Committee in determining the terms and conditions of a particular Award, if, prior to the date on which an Award (or applicable portion thereof) becomes earned and payable, the Grantee's employment with the Company or its Subsidiaries shall be terminated by the Company or Subsidiary with or without cause, or by the act of the Grantee, then the Grantee's rights with respect to any Award which has not become earned and payable as of the date of such termination shall immediately terminate and all rights thereunder shall cease.


                                   ARTICLE VI
                TERMINATION, AMENDMENT AND MODIFICATION OF PLAN


Sec. 6.1  TERMINATION, AMENDMENT AND MODIFICATION OF PLAN
          -----------------------------------------------

     The Board may at any time, upon recommendation of the Committee, terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that except as otherwise provided herein, no termination, amendment or modification of the Plan shall in any manner affect any Awards theretofore granted under the Plan without the consent of the Grantee.

                                  ARTICLE VII
                                 MISCELLANEOUS


Sec. 7.1  NONTRANSFERABILITY OF AWARDS
          ----------------------------

     No Awards granted hereunder shall be transferred by a Grantee otherwise than by will or the laws of descent and distribution. During the lifetime of a Grantee, such Awards shall be payable only to the Grantee.


Sec. 7.2  EMPLOYMENT
          ----------
     Nothing in the Plan or in any Awards granted hereunder shall confer upon any employee the right to continue in the employ of the Company or any Subsidiary.



Sec. 7.3  OTHER COMPENSATION PLANS
          ------------------------

     The adoption of the Plan shall not affect any stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.


Sec. 7.4  PLAN BINDING ON SUCCESSORS
          --------------------------
     The Plan shall be binding upon the successors and assigns of the Company.

Sec. 7.5  SINGULAR, PLURAL GENDER
          -----------------------
     Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.


Sec. 7.6  HEADINGS, ETC., NOT PART OF PLAN
          --------------------------------
     Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.